Short-term Investment And Investments Under Fair Value - Schedule of Investments Under Fair Value (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2025 CNY (¥)	Feb. 28, 2025 USD ($)	Feb. 29, 2024 CNY (¥)
Investments, Fair Value Disclosure [Abstract]
Short-term investments under fair value	¥ 37,953	$ 5,211	¥ 82,791
Total	37,953	5,211	82,791
Long-term investments under fair value, current	3,584	492	14,122
Long-term investments under fair value, non-current	99,571	13,672	94,817
Total	¥ 103,155	$ 14,164	¥ 108,939